© 2022 WeWork Q2 2022 Results

© 2022 WeWork1 Disclaimer Forward-Looking Statements Certain statements made in this press release may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to refinance, extend, restructure or repay near and intermediate term debt; its indebtedness; its ability to raise capital through equity issuances, asset sales or the incurrence of new debt; retail and credit market conditions; impairments; its liquidity demand; changes in general economic conditions, including as a result of the COVID-19 pandemic; delays in customers and prospective customers returning to the office and taking occupancy as a result of the COVID-19 pandemic and the emergence of variants leading to a parallel delay in receiving the corresponding revenue; the impact of foreign exchange rates on our financial performance; and WeWork's inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork may update that discussion in its periodic reports, but otherwise takes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise. Use of Data This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations. There can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made by third parties or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance of WeWork or modeling contained herein is not an indication as to future performance. WeWork has not independently verified any such third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork, while believed by WeWork to be reliable, are based on limited sample sizes and have not been independently verified by WeWork. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and WeWork’s future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork. Except as may be required by law, WeWork assumes no obligation to update the information in this presentation. Use of Non-GAAP Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"): Adjusted EBITDA, Free Cash Flow. and non-GAAP financial measures of foreign exchange, including ARPM at budgeted foreign exchange rates (including on a forward looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Non-GAAP Financial Measures of Foreign Exchange We supplement our GAAP financial results by evaluating our performance excluding the effect of foreign exchange. We believe that the disclosure of our financial results on a budgeted foreign basis is a useful supplemental measure of operating performance because it facilitates comparison of our current performance to our guidance provided by excluding the effects of foreign currency volatility. We calculate our budgeted foreign exchange results by translating the current quarter functional currency results at our budgeted foreign exchange rate, which is a spot rate for each of our functional currencies determined early in the fiscal year as part of our annual budgeting process. The presentation of financial results on a budgeted foreign exchange basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. India, China and Israel This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, WeWork closed a franchise agreement and transferred the building operations and obligations of its Israel locations to the franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India, China and Israel related metrics are excluded from all calculations. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners. Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information and metrics in this presentation are preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that we will achieve our forecasted results within the relevant period or otherwise.

© 2022 WeWork2 Our mission is to empower tomorrow’s world at work. Our purpose is to harness the power of community to make a positive impact on people and the environment.

© 2022 WeWork Our Core Values Our Core Constituents Do the right thing. Strive to be better, together. Be entrepreneurial. Give gratitude. Be human, be kind. Colleagues Shareholders Partners Society Members

© 2022 WeWork4 For all the ways you work, we’re here. Note: Metrics presented as of June 2022. Consolidated metrics include operations in the United States and Canada, Latin America, Europe, Japan, and Pacific regions. Systemwide metrics include consolidated regions as well as India, China, and Israel, which are not consolidated. 777 LOCATIONS 658k PHYSICAL MEMBERSHIPS 917k DESKS 641 LOCATIONS 528k PHYSICAL MEMBERSHIPS 749k DESKS Consolidated LatAm USC China India EMEA Pacific Japan Israel 62k ALL ACCESS 62k ALL ACCESS Wholly-owned Consolidated JVs Unconsolidated Franchises Systemwide

5 © 2022 WeWork 58% of the Fortune 100 are WeWork members 45% of physical memberships are enterprise ~27,000 SMB member organizations ~2,400 Enterprise member organizations The world’s top companies trust WeWork Note: All figures as of June 2022 and on a consolidated basis unless otherwise noted. Logos used herein are the property of third parties and for informational purposes only and do not imply any endorsement by those companies of WeWork's company or products or vice versa.

© 2022 WeWork6 Q2 2022 leasing activity Market WeWork Committed Occupancy WeWork Physical Occupancy WeWork as a % of Market Stock(1) Q2 2022 Traditional Market Square Feet Leased(1) Q2 2022 WeWork Square Feet Leased(2) Equivalent % of Q2 Traditional Square Feet Leased(1) WeWork Q2 Leasing as a Multiple of Market Stock Boston 58% 57% ~1% 1,360k 270k 20% 14x New York 68% 68% ~1% 5,900k 1,080k 18% 16x Miami 94% 97% ~1% 720k 110k 15% 28x San Francisco 75% 75% ~1% 3,480k 310k 9% 12x London 79% 78% ~1% 2,600k 870k 34% 24x Dublin 78% 80% ~1% 500k 220k 45% 37x Paris 86% 80% ~1% 2,500k 320k 13% 20x Berlin 91% 86% ~0.5% 2,280k 130k 6% 18x WeWork represents an outsized portion of demand 1. Please refer to "Market Share Methodology and Sources" for additional information on methodology and sources. 2. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk.

© 2022 WeWork7 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Systemwide gross desk sales (SF sold)(1) 133k (8.0m SF) 134k (8.0m SF) 142k (8.5m SF) 163k (9.8m SF) 202k (12.1m SF) 197k (11.8m SF) 217k (13.0m SF) 211k (12.7m SF) 205k (12.3m SF) Consolidated gross desk sales (SF sold)(1) 91k (5.4m SF) 93k (5.5m SF) 105k (6.3m SF) 120k (7.2m SF) 156k (9.4m SF) 153k (9.3 SF) 164k (9.9m SF) 166k (10.0m SF) 160k (9.6m SF) Consolidated new desk sales (SF sold)(1) 34k (2.0m SF) 41k (2.5m SF) 48k (2.9m SF) 60k (3.6m SF) 97k (5.8m SF) 84k (5.0m SF) 87k (5.2m SF) 83k (5.0m SF) 73k (4.4 m SF) Committed Occupancy n/a n/a n/a 47% 53% 60% 66% 70% 72% Enterprise as % of physical memberships 51% 53% 53% 52% 52% 49% 47% 46% 45% Average commitment length (months) 19 20 20 21 22 21 20 20 19 All Access memberships 35k 34k 13k 15k 20k 32k 45k 55k 62k Note: See “Terms and Definitions” pages for definitions of gross desk sales, enterprise as % of physical memberships, committed occupancy, and WeWork Access memberships. 1. Assuming 60 square feet per desk sold. Q2 2022 market overview

8 © 2022 WeWork WeWork Access All Access MembershipsProducts 32k Q1’21 Q2’21 Q3’21 Q4’21 45k 20k 15k Revenue(1) $9m $13m $20m $29m $36m $45m WeWork On Demand Bookable workspaces around the world by the hour WeWork All Access Monthly membership unlocks 500+ locations worldwide Pay-as-you-go Choose from over 320+ locations in 70+ major cities through the WeWork app. Monthly membership Book workspace through the WeWork app, and unlock access to over 500+ WeWork locations around the world. Global locations: 70+ cities Term: Hourly or daily Global locations: 500+ Term: Monthly 55k Q1’22 Note: See “Terms and Definitions” pages for definition of All Access & Other Legacy Memberships. 1. All Access revenue inclusive of On Demand Q2’22 62k

© 2022 WeWork9 $718 $29 Total Revenue $589 Q1’21 $598 $9 $593 $13 $580 Q2’21 $661 $20 $641 Q3’21 Space-as-a-Service WeWork Access $689 Q4’21Q2’20 Q3’20 Q4’20 $666 $741 $814 US$ millions Note: Space-as-a-Service revenue includes unconsolidated location management fee revenue and revenue attributable to our legacy venture businesses. $765 $36 Q1’22 $729 $815 $45 Q2’22 $770

© 2022 WeWork10 ($144) ($183) ($209) ($192) ($103) ($9)($2) Q1’21 Q2’21 Q3’21 Q4’21Q2’20 Q3’20 Q4’20 (36%) (34%) (16%) (1%)(0%) (22%) (30%) 58% 50% 45% 47% 50% 56% 63% $34 Q1’22 5% 67% $86 Q2’22 11% 70%(1) Building Margin US$ millions % Building Margin Note: See “Terms and Definitions” pages for definition of Building Margin, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. 1. Consolidated physical occupancy was 70% and committed occupancy was 72% as of June 2022. Consolidated Physical Occupancy

© 2022 WeWork11 US$ millions Note: See “Terms and Definitions” pages for definition of Adj. EBITDA, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. ($446) ($449) ($356) ($472) ($492) ($397) Q1’21 Q2’21 Q3’21 Q4’21Q2’20 Q3’20 Q4’20 ($283) Adj. EBITDA Q1’22 ($212) ($134) Q2’22

© 2022 WeWork12 Cash, Commitments, and Access to Liquidity Cash and Commitments Cash as of 6/30/22 Sr. Secured Notes Secured Debt Covenant Capacity (1) Cash, Commitments, and Access to Liquidity $625M $550M $1,175M $500M $1,675M US$ millions 1. Covenant capacity includes a minimum of $500 million as of June 2022.

© 2022 WeWork13 Capitalization table As of June 30, 2022 $US millions Coupon Maturity Amount Cash & cash equivalents (1) $625 $1.25B / $1.05B Senior LC Tranche (2) (3) 5.600% 2/9/2024 - $350M Junior LC Tranche (2) (4) 7.688% 11/30/2023 $350 $550M / $500M Senior Secured Notes (5) 7.500% 2/12/2024 - JapanCo Debt 2.500% - 3.300% Various $25 Total secured debt $375 Senior Unsecured Notes 7.875% 5/1/2025 $669 Senior Unsecured Notes (Series II) 5.000% 7/10/2025 $550 Senior Unsecured Notes (Series I) 5.000% 7/10/2025 $1,650 Total outstanding debt $3,244 Net outstanding debt $2,619 1. In addition to these amounts, the Company had restricted cash of $7.0 million as of June 30, 2022. 2. Prior to May 10, 2022, the 2020 LC Facility was scheduled to terminate on February 9, 2024 and the commitments thereunder were scheduled to decrease to $1.25 billion beginning on February 10, 2023. On May 10, 2022, the Company executed the Fourth Amendment to the Credit Agreement. As amended, the 2020 LC Facility is subdivided into a $1.25 billion Senior LC Tranche and a $350 million junior LC tranche. The termination date of the Junior LC Tranche is November 30, 2023. The termination date of the Senior LC Tranche, which steps down from $1.25 billion to $1.05 billion in February 2023, is February 9, 2024. 3. As of June 30, 2022, $1.2B of standby letters of credit were outstanding under the 2020 LC Facility. The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and certain subsidiaries, totaling $4.0 million outstanding. 4. The reimbursement obligations under the Junior LC Tranche bear interest at the ABR (as defined in the Fourth Amendment to the Credit Agreement) plus 5.50% or the Term SOFR Rate (as defined in the Fourth Amendment to the Credit Agreement), with a floor of 0.75%, plus 6.50%, at the WeWork Obligor’s option. 5. On December 16, 2021, the Company, WW Co-Obligor Inc. and an affiliate of SoftBank Group Corp. (the "Note Purchaser") entered into an amendment to the Master Senior Secured Notes Note Purchase Agreement that governs the Senior Secured Notes pursuant to which the Note Purchaser agreed to extend its commitment to purchase up to an aggregate principal amount of $500.0 million of the Senior Secured Notes that may be issued by the Company from February 12, 2023 to February 12, 2024. If issued, the Senior Secured Notes will mature on February 12, 2024. Under the terms of the amended Master Senior Secured Notes Note Purchase Agreement, the Company has the ability to issue up to an aggregate principal amount of (i) until February 11, 2023, $550.0 million and (ii) from February 12, 2023 to February 12, 2024, $500.0 million of Senior Secured Notes. No Senior Secured Notes were issued as of June 30, 2022.

14 © 2022 WeWork Company guidance Source: WeWork Q2 2022 Earnings Release. June 30 YTD (Actual) June 30 YTD (Budget FX) Full Year Guidance(1) Consolidated Revenue $1.58 billion $1.61 billion $3.40 - $3.50 billion Consolidated Adj. EBITDA ($346) million ($346) million ($400 - $475) million Systemwide Revenue $1.83 billion $1.86 billion

© 2022 WeWork15 Appendix 2022 e ork.

© 2022 WeWork16 • As of Q2'22, Consolidated includes all regions with WeWork locations outside of China, India and Israel. Key performance indicators

© 2022 WeWork17 Quarterly financial results US$ millions Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2’22 Membership & Services Revenue 759 665 612 579 565 627 696 747 801 Other Revenue 55 76 54 19 28 34 21 18 14 Total Revenue $814 $741 $666 $598 $593 $661 $718 $765 $815 Location Operating Expenses (794) (836) (813) (809) (780) (752) (729) (734) (734) Pre-Opening Expenses (74) (60) (46) (33) (43) (40) (42) (47) (38) SG&A (1) (343) (338) (279) (201) (219) (225) (230) (196) (177) Adj. EBITDA ($397) ($492) ($472) ($446) ($449) ($356) ($283) ($212) ($134) Building Margin & Physical Membership ARPM Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2’22 Membership & Services Revenue 759 665 612 579 565 627 696 747 801 Less: Unconsolidated Management Fee Revenue 1 1 3 4 1 2 2 3 5 Adj. Membership & Services Revenue (A) $758 $665 $609 $575 $564 $625 $694 $744 $796 Less: All Access & On Demand Revenue – – – 9 13 20 29 36 45 Physical Membership Revenue (B) $758 $665 $609 $567 $551 $605 $665 $708 $751 Location Operating Expenses (794) (836) (813) (809) (780) (752) (729) (734) (734) Less: Indirect Location Operating Expenses (34) (28) (21) (25) (24) (24) (26) (24) (24) Adj. Location Operating Expenses (C) ($760) ($808) ($792) ($784) ($756) ($728) ($703) ($710) ($710) Building Margin (A - C) ($2) ($144) ($183) ($209) ($192) ($103) ($9) $34 $86 % Building Margin 0% (22%) (30%) (36%) (34%) (16%) (1%) 5% 11% Average Physical Memberships (D) 507k 439k 397k 378k 381k 416k 458k 488k 521k Physical Membership Monthly ARPM (B / D) $499 $505 $512 $500 $482 $485 $484 $484 $481 ARPM at Company’s Budget FX Rate $497 1. SG&A exclusive of stock-based compensation and other expenses excluded from Adjusted EBITDA

© 2022 WeWork18 GAAP to non-GAAP reconciliation US$ millions Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2’22 Net loss ($1,110) ($999) ($1,168) ($2,062) ($923) ($844) ($803) ($504) ($635) Income tax (benefit) provision 7 6 (2) 3 4 (2) (2) (1) 3 Interest and other (income) expenses, net 76 (38) (105) 553 68 206 103 147 316 Depreciation and amortization 196 198 191 184 180 171 174 171 158 Restructuring and other related costs 81 19 52 494 (28) 16 (48) (130) (26) Impairment / (gain on sale) of goodwill, intangibles and other assets 280 254 546 299 242 88 241 91 36 Stock-based compensation expense 12 9 7 54 4 4 48 13 13 Other Net 22 24 7 29 4 5 4 1 1 Adj. EBITDA ($436) ($527) ($472) ($446) ($449) ($356) ($283) ($212) ($134) Less: ChinaCo Adj. EBITDA (39) (35) – – – – – – – Adj. EBITDA Excluding ChinaCo ($397) ($492) ($472) ($446) ($449) ($356) ($283) ($212) ($134) Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2’22 Location Gross Profit / (Loss) Including Depreciation & Amortization ($204) ($346) ($382) ($414) ($386) ($288) ($201) ($147) ($85) Depreciation and amortization 166 174 181 175 170 162 164 158 150 Location Gross Profit / (Loss) Exclusive of Depreciation & Amortization ($38) ($172) ($201) ($239) ($215) ($125) ($37) $11 $65 Unconsolidated management fee revenue (1) (1) (3) (4) (1) (2) (2) (3) (5) Stock-based compensation expense 3 1 1 9 1 1 5 2 2 Indirect location operating expenses 34 28 21 25 24 24 26 24 24 Building Margin ($2) ($144) ($183) ($209) ($192) ($103) ($9) $34 $86

© 2022 WeWork19 Overall Business Definitions: - Space-as-a-Service: WeWork’s existing flexible workspace business, including incremental growth for WeWork’s flexible workspace business. Includes revenues associated with asset-light management or franchise agreements with landlords where WeWork operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated financial statements. - WeWork Access: On Demand pay-as-you-go or All Access monthly membership providing an individual with access to over 500 WeWork locations. Included in Membership and Services revenue in our consolidated financial statements - WeWork Workplace: turnkey third-party flexible workspace management solution leveraging WeWork’s property and technology platform. - SMB: organizations with less than 500 full-time equivalent employees - Enterprise: organizations with greater than 500 full-time equivalent employees Operating KPIs: - Locations: represents the estimated number of open locations. A location is considered open when it begins to generate revenue. - Desks: Represents the estimated number of workstations available at open locations (may also be referred to as ‘Workstations’ Or ‘Physical Workstations’). - Physical Memberships: The number of WeWork physical memberships which is the number of occupied desks in a given period. - Physical Occupancy: is the number of physical memberships divided by the number of desks. - Committed Occupancy: physical memberships in addition to net memberships that have been sold and are contracted to move-in in a future period or move out within the next two months, divided by the number of desks. - Physical Enterprise Membership: represents physical memberships attributable to enterprise members. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. - Physical Average Revenue per Membership (“ARPM”): membership and services revenue less revenue attributable to All Access and On Demand memberships and unconsolidated management fee revenue, divided by consolidated cumulative physical memberships in the period. - Budget Foreign Exchange Rate ARPM: membership and services revenue less revenue attributable to All Access and On Demand memberships and unconsolidated management fee revenue, calculated using the Company’s budgeted foreign exchange rates, divided by consolidated cumulative physical memberships in the period. - All Access & Other Legacy Memberships: includes All Access monthly subscription memberships and Other Legacy Memberships. - New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. - Gross Desk Sales: Include New Desk Sales and renewals. Renewals include all members previously committed who continue their membership on a commitment. Renewals do not include month-to-month members. - Average Commitment Length: represents base contract terms in months. This excludes the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. Terms and definitions

© 2022 WeWork20 Terms and definitions (cont’d) Financial Metrics: - Systemwide Revenue: systemwide location membership and service revenues represents the results of all locations regardless of ownership, including Consolidated and Unconsolidated Locations. - Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and sales and marketing, which are separately recorded. ○ Lease Cost: is recognized on a straight-line basis over the life of the lease term in accordance with GAAP and is the most significant component of location operating expenses ○ Direct Other Location Expenses: include utilities, ongoing repairs and maintenance, cleaning expenses, office expenses, security expenses, credit card processing fees and food and beverage costs. Direct location operating expenses also include personnel and related costs for the teams managing our buildings. ○ Indirect Other Location Expenses: include certain expenses that are necessary to operate our buildings but not directly tied to an individual building. Examples of these expenses include certain regional management and teams managing member relations, new member sales and facilities management. - Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. - SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements. - Building Margin: is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead expenses. - Adj. EBITDA: is a non-GAAP measure we define as net loss before income tax (benefit) provision, interest and other (income) expenses, net, depreciation and amortization expense, restructuring and other related cost, impairment /(gain on sale) of goodwill, intangibles and other assets, stock-based compensation expense, stock-based payments for services rendered by consultants, change in fair value of contingent consideration liabilities, legal, tax and regulatory reserves and settlements, legal costs incurred by the Company in connection with regulatory investigations and litigation, and expenses related to costs associated with mergers, acquisitions, divestitures and capital raising activities.

© 2022 WeWork21 Market share methodology and sources Market % Market Stock Source as of Q2 2022 Market Square Feet Leased in Q2 2022 Source Boston Total Boston commercial office square footage of 79m per Jones Lang LaSalle Boston leasing activity of 1.36m square feet per CBRE estimate New York Total Manhattan commercial office square footage of 412m per Cushman and Wakefield Manhattan leasing activity of 5.9m square feet per Cushman and Wakefield estimate Miami Total Miami commercial office square footage of 46m per Jones Lang LaSalle Miami leasing activity of 0.72m square feet per Jones Lang LaSalle estimate San Francisco Total San Francisco commercial office square footage of 210m per Jones Lang LaSalle San Francisco leasing activity of 3.48m square feet per Jones Lang LaSalle estimate London(1) Total London commercial office square footage of 284m per Cushman and Wakefield London leasing activity of 2.6m square feet per Cushman and Wakefield estimate Dublin(1) Total Dublin commercial office square footage of 46m per Jones Lang LaSalle Dublin leasing activity of 0.50m square feet per Jones Lang LaSalle estimate Paris(1) Total Paris commercial office square footage of 226m per estimate Paris leasing activity of 2.5m square feet per Immostat estimate Berlin(1) Total Berlin commercial office square footage of 227m per Jones Lang LaSalle Berlin leasing activity of 2.28m square feet per Knight Frank estimate 1. Market Stock data as of Q1 2022.